                                                                   EXHIBIT 10.51

NATIONSBANK (R)
                                             PROMISSORY
NationsBank, N.A. (South)   E. Gilmer/3829   NOTE
--------------------------------------------------------------------------------

                                                           Date October 18, 1996

                                                           Amount $5,000,000.00

For Value Received, the undersigned ("Borrower") unconditionally (and jointly and severally, if more than one) promise(s) to pay to the order of NationsBank, N.A. (South)("Bank"), Financial Strategies (Banking Center) without setoff, at its offices at 600 Peachtree St., N.E., Atlanta, Georgia, or at such other place as may be designated by Bank, the principal amount of FIVE MILLION & 00/100'S Dollars ($5,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, as an annual interest rate, and in accordance with the payment schedule, indicated below.

[This Note contains some provisions preceded by boxes. Mark only those boxes beside provisions which will be applicable to this transaction. A box which is not marked means that the provision beside it is not applicable to this transaction.]

RATE
[_]PRIME RATE. The rate shall be the Prime Rate, plus______________ percent, per annum. The "Prime Rate" is the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan.

[_]FIXED RATE. The Rate shall be fixed at __________ percent per annum.

[_]TREASURY SECURITIES RATE. The Rate shall be the Treasury Securities Rate, plus ______________ percent, per annum. The "Treasury Securities Rate" is a fluctuating rate of interest applied by Bank from time to time, based on the most recent monthly average of daily yields on all outstanding United States Treasury Securities adjusted to a common maturity of ___________________years, as made available by the Federal Reserve Board, rounded upwards to the nearest one-eighth of one percentage poles (0.125%).

[x]Other.

Interest Rate Option Provisions are described in Exhibit A, attached hereto and made a part hereof.

Notwithstanding any other provisions contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the expense of Bank.

Accrual Method
Interest at the Rate set forth above, unless otherwise indicated, will be calculated on the basis of the 365/360 method, which compares daily amount of interest for a hypothetical year of 360 days., then multiplies such amount by the actual number of days elapsed this in an as interest calculation period. If interest is not to be computed using the method, the method to be used shall be:
__________________________.

Rate Change Date
Any Rate based on a fluctuating index or base rate will charge, unless otherwise provided, such time and as of the date that the index or base rate changes. If the Rate is to change on any other date or at any other interval describe:
_______________________________________________________________________________.
In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

Payment Schedule
All payments received hereunder shall be applied first to the payment of any expense or changes payable hereunder or under any other documents executed in connection with the Note ("Loan Documents"), than to interest due and payable, with the balance being applied to principal, or in such other order as Bank shall determine at its option.

[_]  PRINCIPAL      Principal and interest shall be paid in _____________
                    (_______) equal: [_] monthly, [_] quarterly or [_]
     PLUS           installments of $_______________ each, commencing on
                    _____________________, 19__, together with accrued interest
     INTEREST       thereon and continuing on the same day of each successive
                    month/quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on ______________, 19__.


     PRINCIPAL      Principal and interest shall be paid in ______ (______)
                    equal: [_] monthly, [_] quarterly or [_] ____________
     AND            installments of $____________________ each, commencing on
                    _______________, 19___ and continuing on the same day of
     INTEREST       each successive month/quarter/or other period (as
                    applicable) therefor, with a final payment of all unpaid principal and interest thereon on _____________________
                    19 ____; provided that, if accrued interest on any payment date exceeds the amounts set forth above, Borrower will pay an additional amount to such excess interest.

[X]  SINGLE         Principal shall be paid in full in a single payment on
                    September 30, 1997. Interest thereon shall be paid: [_] at
                    ------------  ----
                    maturity, [x] monthly, [_] quarterly, or

     PRINCIPAL      [_] _________________commencing on November 30, 1996 and
                                                       -----------  ----
                    continuing on the same say of each successive month/quarter, or

     PAYMENT period (as applicable) therefor, with a final payment of all unpaid interest at the maturity of this Note.

                    [_] Demand     Notwithstanding any provisions contained
                                   herein which may be inconsistent with a
                                   demand note, including but not limited to any reference to installments, a maturity date, acceleration or events of default, Borrower acknowledges that Bank may demand payment at any time in its sole discretion.

[_]  OTHER          ____________________________________________________________

Revolving Feature
[X] Borrower may borrow, repay and reborrow hereunder at any one time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note; provided, however, that Borrower is not in default under any provision of this Note, any Loan Document, or any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitations on borrowings by Borrower. Bank shall have no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

     [_] Uncommitted Facility. Borrower acknowledges and agrees that notwithstanding any provisions of this Note or the Loan Documents, Bank has no obligations to make any advances, and that all advances are at the sole discretion of Bank.

Automatic Payment
[_] Borrower has elected to authorize bank to affect payment of sums due under this Note by means of debiting Borrowers account number __________________________. This authorizations shall not affect the obligations of Borrower to pay such sums when due, without notice. If there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

Loan Fee
[_] Upon the maturity of this Note, whether by demand, acceleration, or otherwise, as administrative fee in the amount of $____________ shall be due and payable.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note, including the Additional Terms and Conditions set forth on the reverse side of this Note, and hereby executes this Note under Seal.

                                        Borrower

Corporate Borrower or Partnership:         Premiere Communications, Inc.
                                        ----------------------------------
                                        (Name of Corporation, Partnership, etc.)
/s/ Patrick G. Jones, Secretary
__________________________________         /s/ Julianne F. Vaio
Attest (if applicable)                  By:_______________________________(Seal)

                                           Julianne F. Vaio, Treasurer
__________________________________      __________________________________
Corporate Seal (if applicable)          Print Name and Title

                                        By:_______________________________(Seal)

                                        __________________________________
                                        Print Name and Title

Additional Terms and Conditions

1. Waivers, consents and covenants. Borrower, any indorser, or guarantor hereof or any other party hereto (collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, notice of demand, notice of intent to accelerate, and notice of acceleration of maturity, protest, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any Loan Documents; (b) consent to any and all delays, extensions, renewals, or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or releases or discharge by Bank of any Obligors or release, substitution, or exchange of any security for the payment hereof, or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agree that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under the Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection of this Note or of any indorsement or guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realizations upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any trial, arbitration, bankruptcy, appeal or other proceeding, in the amount 15% of the principal amount of this Note, or such greater amount as may be determined reasonable by any court.

2. Indemnification. Obligors agree to promptly pay, indemnify and hold Bank harmless from all state and federal taxes of any kind and other liabilities with respect to or resulting from advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Bank.

3.   Prepayments.   Prepayments may be made in whole or in part at any time on any loan for which the Rate is based on the Prime Rate. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion. No prepayments of any other loan shall be permitted without the prior written consent of the Bank. Notwithstanding such prohibition, if there is a prepayment of any such loan, whether by consent of Bank, or because of acceleration or otherwise, Borrower shall, within 15 days of any request of Bank, pay to Bank any loss or expense which Bank may incur or sustain as a result of such prepayment. For the purposes of calculating the amounts owed only, it shall be assumed that Bank actually funded or committed to fund the loan through the purchase of an underlying deposit in an amount and for a term comparable to the loan, and such determination by Bank shall be conclusive, absent a manifest error in computation.

4. Events of defaults. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate of Bank, whether under this Note or any other Agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any of Obligors whether to Bank or some other party, the security for which constitutes an encumbrance on the security for this Note; (c) death of any Obligor (if an individual), or a proceeding being filed or commenced against any Obligor for dissolution or liquidation, or any Obligor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (d) insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment, for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtors relief law or for any adjustment of indebtedness, composition or extension by or against any Obligor; (e) any lien or additional security interest being placed upon any of the property which is security for this Note;
(f) acquisition at any time or from time to time of title to the whole of or any part of the property which is security for this Note by any person, partnership, corporation or other entity; (g) Bank determining that any representation or warranty made by any Obligor in any Loan Documents or otherwise to Bank is, or was, untrue or materially misleading; (h) failure of any Obligor to timely deliver such financial statements, including tax returns, and other statements of condition or other information as Bank shall request from time to time;
(i) any default under any Loan Documents; (j) entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion;
(k) the seizure or forfeiture of, or the issuance of a writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (l) Bank reasonably deeming itself insecure for any reason; (m) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; or, (n) the failure to comply with any law or regulation regulating the operation of Borrower's business.

5. Remedies upon default. Whenever there is a default under this Note (a) the entire balance outstanding and all other obligations of Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall, at the option of the Bank, be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 25% per annum, (the "Default Rate"): and or (c) to the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed five percent (5%) of any payment in default for more than fifteen days. The provisions herein for a Default Rate or a delinquency charge shall not be deemed to exceed the time for any payment hereunder or to constitute a "grace period" giving the Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Bank is hereby authorized at any time to set off and charge against any deposit accounts of any Obligor, as well as any other property of such party at or under the control of Bank, without notice or demand, any and all obligations due hereunder.

6. Non-waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no notification or amendment of this Note, shall be deemed to be made by Bank unless the name shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific issuance involved, and shall in no way impair the rights of Bank or the obligations of Obligor to Bank in any other respect at any other time.

7. Applicable law. This Note is delivered in and shall be construed under the internal laws and judicial decisions of the State of Georgia, and the laws of the United States as the same may be applicable.

8. Partial invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or the validity of any other provision herein and the invalidity or unenforceability of any provision of the Note or of the Loan Document to any person or circumstances shall not affect the enforceability or validity of each provision as it may apply to other persons or circumstances.

9. Jurisdiction and venue. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Georgia or the United States courts located within the State of Georgia, and expressly waive any objections as to venue in any such courts, and agree that service of process may be made as Obligors by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL, JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THIS NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. (S) 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

11. Binding effect. This note shall be binding upon and inure to the benefit of Borrower. Obligors and Bank and their respective successor, assigns, heirs and personal representatives, provided, however, that no obligators of the Borrower or the Obligor hereunder can be without prior written consent of Bank.

12. NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   EXHIBIT A
                                   ---------

                        INTEREST RATE OPTION PROVISIONS
                        -------------------------------

     THIS EXHIBIT A is attached to and forms a part of that certain PROMISSORY NOTE (the "Note"), dated October 15 1996, executed by Premiere Communications
                         ---------------              -----------------------
Inc. a Georgia corporation ("Borrower"), and made payable to the order of
---    -------------------
NationsBank, N.A. (South) ("Bank").

     1.   Borrower's Rates. On the terms and subject to the conditions set forth
          ----------------
below, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under the Note: (check the available options)

     [X]  The Prime Rate plus 0.00 (the "Prime Rate Option");
                              ----

     [_] The Treasury Securities Rate plus ________ (the "Treasury Securities Rate Option"); or

     [X]  The LIBOR Funding Rate, plus 176 basis points (the "LIBOR Rate
          Option");                    ----------------

     [_]  The Eurodollar Rate, plus _______ (the "Eurodollar Rate Option");

     [_]  The CD Rate plus ________ (the "CD Rate Option"); or

     [_]  The Quoted Rate, plus ___________ (the "Quoted Rate Option"); or

     [_]  The Transaction Rate of __________ (the "Transaction Rate Option").

Interest based on the Prime Rate Option is a floating rate and will change on and as of the date of a change in the Prime Rate. The period of time during which the Prime Rate shall be applicable shall be a Prime Rate Interest Period. Interest based on the Treasury Securities Rate Option will be fixed for periods of __________ year(s) (each a "Treasury Securities Interest Period"). Interest based on the LIBOR Rate Option will be fixed for periods of one, two or three
                                                            -----------------
months (each a "LIBOR Interest Period"). Interest based on the Eurodollar Rate
------
Option will be fixed for periods of _________ (each a "Eurodollar Interest Period"). Interest based on the CD Rate Option will be fixed for periods of ___________ (each a "CD Interest Period"). Interest based on the Quoted Rate Option will be fixed for periods of ___________ (each a "Quoted Interest Period"). Interest based on the Transaction Rate Option will be fixed for periods of ____________ (each a "Transaction Interest Period"). The Treasury Securities Rate, the LIBOR Rate, the Eurodollar Rate, the CD Rate, the Quoted Rate, and the Transaction Rate each being hereafter from time to time referred to as a "Fixed Rate Option"). (See note below)

     2.   Selection of Applicable Interest Rate.
          -------------------------------------

     (a)  Request. Borrower may request (a "Rate Request") that a $1.00
          -------                                                  ----
increment or any amount in excess thereof (an "Increment") of the outstanding principal of, or amounts to be disbursed under, the Note bear interest at the Prime Rate Option, and Borrower may request (a "Rate Request") that a $500,000.00 increment or any amount in excess thereof (an "Increment") of the
 ----------
outstanding principal of, or amounts to be disbursed under, the Note bear interest at the Treasury Securities Rate Option, the LIBOR Rate Option, the Eurodollar Rate Option, the CD Rate Option, the Quoted Rate Option or the Transaction Rate Option, as applicable, by telephonic notice no later than 10:00 a.m. (Eastern time) a sufficient (in Bank's sole discretion) number of Business
      ------------
Days prior to the effective date of the Rate Request to permit Bank to quote the rate requested.

     (b)  Applicable Interest Rates. Borrower's Rate Request will become
          -------------------------
effective, and Interest on the Increment designated will be calculated at the rate (the "Effective Rate") requested by Borrower for the applicable Interest Period, subject to the following:

          (i) Notwithstanding any Rate Request, interest shall be calculated on the basis of the Prime Rate Option if (a) Bank, in good faith is unable to ascertain the requested Fixed Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for the Bank to maintain loans based upon the requested Fixed Rate Option, or (c) Bank, in good faith, determines that it is impracticable to maintain loans based on the requested Fixed Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such interest Rate Options. Upon the occurrence of any of the above events, and increment to which a requested Fixed Rate Option applies, shall be immediately (or at the option of Bank, at the end of the current Fixed Rate Interest Period), without further action of Borrower or Bank, converted to an increment to which the Prime Rate Option applies.

          (ii) Borrower may have no more than a total of Two Effective Rates
                                                         ---
applicable to amounts outstanding under the Note at any given time.

          (iii) A Rate Request shall be effective as to amounts to be disbursed under the Note only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for the account of the Borrower in accordance with the provisions of the Note and any related loan documents.

          (iv) Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Prime Rate Option.

          (v) Any amounts of outstanding principal bearing interest based upon a Fixed Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Prime Rate Option unless a new Rate Request for a Fixed Rate Option complying with the terms hereof has been made and has become effective.

          (vi) If Borrower shall be in default under the Note ("Default"), then Bank shall no longer be obligated to honor any Rate Requests.

          (vii) No Fixed Rate interest Period shall extend beyond the maturity date of the Note.

     (c)  Repayment. Principal shall be payable on September 30, 1997 and
          ---------                                ------------------
interest shall be payable as follows: (check all that apply)

[X] For any Interest Period during which the Prime Rate is applicable to any of the outstanding principal, interest thereon shall be payable [X] monthly, [ ] quarterly or [_] ________________ and continuing on the [_] same day, [X] last day of each successive month, quarter or other period (as applicable thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[_] For any Interest Period during which the Quoted Rate is applicable to any of the outstanding principal, interest thereon shall be payable [_] monthly, [_] quarterly or [_] and continuing on the [_] same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[_] For any Interest Period during which the Transaction Rate is applicable to any of the outstanding principal, interest thereon shall be payable [_] monthly, [_] quarterly or [_] ________________________________ and continuing on the [_]
same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[X] For any Interest Period during which the LIBOR Funding Rate is applicable to any of the outstanding principal, all accrued and unpaid interest thereon shall be payable on the last day of each applicable Interest Period and, in the case of an Interest Period greater than three months, at three month intervals after the first day of such Interest Period.

[_] For any Interest Period during which the Eurodollar Rate is applicable to any of the outstanding principal, all accrued and unpaid interest thereon shall be payable on the last day of each applicable Interest Period and, in the case of an Interest Period greater than three months, at three month intervals after the first day of such Interest Period.

[_] For any Interest Period during which the CD Rate is applicable to any of the outstanding principal, all accrued and unpaid interest thereon shall be payable on the last day of each applicable Interest Period and, in the case of an Interest Period greater than 90 days, at 90 day intervals after the first day of such Interest Period.

[_] For any Interest Period during which the Treasuries Securities Rate is applicable to any outstanding principal, interest thereon shall be payable [_] monthly, [_] quarterly or [_] ________________________ and continuing on the [_] same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

     3.   Defined terms.  The following terms as used in this Exhibit A shall
          -------------
have the following meanings:

     "Business day" shall mean a day on which Bank is open for business and
      ------------
dealing in deposits in Atlanta, Georgia.

     "Treasury securities rate" shall mean the rate of Interest per annum
      ------------------------
determined by Bank, in accordance with its customary general practice from time to time, to be the weekly average yield on all United States Treasury Securities adjusted to a constant maturity for a term comparable to such Interest Period, as most recently reported by the Federal Reserve System in the weekly FEDERAL RESERVE STATISTICAL RELEASE NO. H-15(519), entitled "Selected Interest Rates" (or any succeeding publication) (the "Treasury Securities Rate") adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

     "CD rate" shall mean the rate of interest per annum (rounded upwards, if
      -------
necessary, to the next higher 1/16 of 1%) determined by Bank. In accordance with its customary general practice from time to time, paid from time to time by major banks on negotiable certificates of deposit (secondary market) in amounts of $100,000.00 or more for a term comparable to such Interest Period, as most recently reported by the Federal Reserve System in the weekly FEDERAL RESERVE STATISTICAL RELEASE NO H-15(519), entitled "Selected Interest Rates"
(or any succeeding publication) (the "CD Rate") adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

     "LIBOR funding rate" shall mean the rate of interest set by Bank as the
      ------------------
LIBOR Funding Rate as of and at any time during the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period, as adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

     "Eurodollar rate" shall mean the rate of interest set by Bank as the
      ---------------
Eurodollar Rate, as of and at any time during the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period, as adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

     "Prime rate" is the fluctuating rate of interest established by Bank from
      ----------
time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index and may or may not an any time be the best or lowest rate charged by Bank on any loan.

     "Quoted rate" shall mean a fixed rate of interest per annum agreed upon by
      -----------
the Bank and Borrower on or prior to the first day of the Interest Period for which such rate shall be in effect.

     "Transaction rate" shall mean the fixed rate of _____________% per annum.
      ----------------

     4.   NOTICES; AUTHORITY TO ACT.  Borrower acknowledges and agrees that the
          -------------------------
agreement of Bank herein to receive certain notices by telephone is solely for the convenience of Borrower. Bank shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Bank shall have no liability to Borrower on account of any action taken by Bank in reliance upon such telephonic notice. The obligation of Borrower to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Bank to receive written confirmation of any telephonic notice or the receipt by Bank of a confirmation which is at variance with the terms understood by Bank to be contained in the telephonic notice.

     IN WITNESS WHEREOF, the parties hereto have executed this Exhibit A to Note as of the 18th day of October, 1996.
          ----        -------  ----

                                   Borrower:  Premiere Communications, Inc.
                                            ------------------------------------

                                            By:  /s/ Julianne F. Vaio
                                                ----------------------------

                                            Its: Treasurer & Dir. of Finance
                                                ----------------------------

                                            By:
                                                ----------------------------

                                            Its:
                                                ----------------------------

                                   Bank:    NationsBank, N.A. (South)

                                            By: /s/ Ellen Gilmer
                                               -----------------------------
                                                Ellen Gilmer - Sr. Vice Pres.

Note: LIBOR and Eurodollar should be quoted in terms of months (i.e. one, two three or six months) and not days (i.e. 30, 60, 90 or 180 days). There is no automatic way to accrue interest on Quoted rate or Transaction Rate, calculations must be done manually.